KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852


TEL (212) 715-9100                                           47, Avenue Hoche
FAX (212) 715-8000                                              75008 Paris
                                                                   France

                                                 December 13, 1999



Guinness Flight Investment Funds
225 South Lake Avenue
Suite 777
Pasadena, California  91101

                       Re:     Guiness Flight Investment Funds
                               Post-Effective Amendment No. 24
                               File No. 33-75340; ICA No. 811-8360

Gentlemen:

                  We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 24 to Registration Statement No. 33-75340 on Form N-1A.

                                Very truly yours,


                                /s/ Kramer Levin Naftalis & Frankel LLP